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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 25, 2005



                           MARINE PRODUCTS CORPORATION
             (Exact name of registrant as specified in its charter)
                            -------------------------

               DELAWARE                                 1-6263                               58-2572419
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 321-7910


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Executive Officer Compensation

At its regularly scheduled Board of Directors meeting held on January 25, 2005, the Compensation Committee approved salary increases and annual bonuses for several executives who were named in the registrant's 2004 proxy statement (the "Named Executive Officers").

On January 25, 2005 the Compensation Committee approved the following bonuses for four of its Named Executive Officers: President and Chief Executive Officer
- $150,000, Chairman - $200,000, Chief Financial Officer and Treasurer - $100,000, and Vice President and Secretary - $35,000. The Compensation Committee also approved an annual salary increase for the Vice President and Secretary from $80,000 in 2004 to $100,000 in 2005.

The executive officers named herein are also executive officers of RPC, Inc. ("RPC") and receive salary and bonuses from RPC.

Director Compensation

At this same meeting the Board of Directors approved the following compensation for the registrant's non-employee directors:

Retainer:          $4,000 per quarter
                   $3,000 additional per quarter for the Chairman of the Audit
                   Committee

Per Meeting Fee:   $1,000 per Board or Committee meeting (excluding Audit
                   Committee meetings)
                   $2,000 per Audit Committee meeting

Material Relationships

None of the non-employee directors and none of the Company's Named Executive Officers has any material relationship with the Company or any of its affiliates apart from their respective relationships as directors and/or employees of the Company and its affiliates, ownership of Company and affiliate securities, and as otherwise previously disclosed in the Company's last filed annual proxy statement.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         None


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Marine Products Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Marine Products Corporation


Date: January 31, 2005                  /s/ Ben M. Palmer
                                        ----------------------------------------
                                        Ben M. Palmer
                                        Vice President,
                                        Chief Financial Officer and Treasurer




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